SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,for Use of the Commission Only(as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     MAGELLAN PETROLEUM CORPORATION
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:


 ................................................................................
      2) Aggregate number of securities to which transaction applies:


 ................................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


 ................................................................................
      4) Proposed maximum aggregate value of transaction:


 ................................................................................
      5) Total fee paid:


 ................................................................................
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


 ................................................................................
      2)  Form, Schedule or Registration Statement No.:


 ................................................................................
      3)  Filing Party:


 ................................................................................
      4)  Date Filed:

                         MAGELLAN PETROLEUM CORPORATION



                                                                October 12, 2001



                       2001 Annual Meeting of Stockholders
                                December 3, 2001


Dear Stockholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 2001 Annual Meeting of Magellan Petroleum Corporation to be held at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827, on Monday, December 3, 2001 at 1:00 P.M. local time (telephone 407-825-1234).

         While we are aware that most of our stockholders are unable personally to attend the Annual Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a stockholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting.

         We look forward to seeing you at the meeting.

                                   Sincerely,

                                /s/ James R. Joyce

                                 James R. Joyce
                                    President

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                                December 3, 2001

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of MAGELLAN PETROLEUM CORPORATION, a Delaware Corporation (the "Company"), will be held on Monday, December 3, 2001 at 1:00 P.M., local time at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 for the following purposes:


         1.       To elect two directors of the Company;

         2. To ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2002;

         3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on October 12, 2001 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, in the reply envelope enclosed.

                                    By Order of the Board of Directors,

Dated:  October 12, 2001            Timothy L. Largay
                                    Secretary



--------------------------------------------------------------------------------
                                RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY
PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.
--------------------------------------------------------------------------------

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443


                              2001 PROXY STATEMENT


                               GENERAL INFORMATION

         This proxy statement is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Monday, December 3, 2001 at 1:00 P.M., local time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 and at any adjournments or postponements thereof. The notice of meeting, proxy statement, and proxy are first being mailed to stockholders on or about October 12, 2001. The proxy may be revoked at any time before it is voted by (i) so notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting your shares in person or by your duly appointed agent at the meeting.

         The persons named in the enclosed form of proxy will vote the shares of Common Stock represented by said proxy in accordance with the specifications made by means of a ballot provided in the proxy, and will vote the shares in their discretion on any other matters properly coming before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on October 12, 2001. On that date, there were 24,607,376 outstanding shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each outstanding share of Common Stock is entitled to one vote.

                                   PROPOSAL 1
                            ELECTION OF TWO DIRECTORS

         In accordance with the Company's By-Laws, two directors are to be elected to hold office for terms of three years each, expiring with the 2004 Annual Meeting of Stockholders. The Company's By-Laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. The Nominees, Mr. Walter McCann and Mr. Ronald P. Pettirossi, are currently directors of the Company. If no one candidate for a directorship receives the affirmative vote of a majority of both the shares voted and of the stockholders present in person or by proxy and voting thereon, then the candidate who receives the majority in number of the stockholders present in person or by proxy and voting thereon, shall be elected. The persons named in the accompanying proxy will vote properly executed proxies for the election of the persons named above, unless authority to vote for either or both nominees is withheld.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                          THE ELECTION OF THE NOMINEES.

         The following table sets forth certain information about each nominee for director and each director whose term of office continues beyond the 2001 Annual Meeting. The information presented includes, with respect to each such person, his business history for at least the past five years; his age as of the date of this proxy statement; his other directorships, if any; his other positions with the Company, if any; and the year during which he first became a director of the Company.

                                             Other
                             Director        Offices Held
Name                         Since           with Company          Age and Business Experience
----                         -----           ------------          ---------------------------
Nominees for three year terms expiring at the 2004 Annual Meeting:

Walter McCann                1983            Audit Committee       Mr.  Walter  McCann  has  been  the  President  of
                                                                   Richmond  College,   The  American   International
                                                                   University,  located  in  London,  England,  since
                                                                   January  1993.  Mr.  McCann was elected a director
                                                                   of Magellan Petroleum  Australia Limited in 1997.
                                                                   From  1985 to 1992,  he was  President  of  Athens
                                                                   College in Athens,  Greece.  He is a member of the
                                                                   Bars  of   Massachusetts   and  the   District  of
                                                                   Columbia.  Age sixty-four.

Ronald P. Pettirossi         1997             Audit Committee      Mr. Ronald P.  Pettirossi has been President of ER
                                                                   Ltd.,  a  consulting   company  since  1995.  From
                                                                   February 1997 to August 1998,  Mr.  Pettirossi was
                                                                   the Chief  Financial  Officer of Discas,  Inc.,  a
                                                                   Waterbury,  Connecticut based proprietary  plastic
                                                                   and    rubber    compounds    manufacturer.    Mr.
                                                                   Pettirossi  is a former  audit  partner of Ernst &
                                                                   Young LLP,  who worked with  public and  privately
                                                                   held companies for 31 years.  Age fifty-eight.

Directors continuing in office with terms expiring at the 2002 Annual Meeting:

James R. Joyce               1993            President and Chief   Mr. James R. Joyce has been  President  since 1993
                                             Financial Officer     and  Chief  Financial   Officer  since  1990.  Mr.
                                                                   Joyce has been a director of MPAL,  the  Company's
                                                                   majority owned  subsidiary,  since 1993. Mr. Joyce
                                                                   has been  President  of G&O'D INC since July 1994,
                                                                   a   firm    which    provides    accounting    and
                                                                   administrative  services,  office  facilities  and
                                                                   support  staff to the Company  and other  clients.
                                                                   Mr. Joyce has been Treasurer of Coastal  Caribbean
                                                                   Oils & Minerals, Ltd. since 1994.  Age sixty.

Timothy L. Largay            1996            Secretary             Timothy  L.  Largay  has been a partner in the law
                                                                   firm of Murtha Cullina LLP, Hartford,  Connecticut
                                                                   since 1974.  Mr.  Largay was elected a director of
                                                                   MPAL  effective  August  1,  2001.  He is  also  a
                                                                   director of Canada  Southern  Petroleum  Ltd.  and
                                                                   Coastal   Caribbean.   Murtha Cullina   has   been
                                                                   retained  by the  Company for more than five years
                                                                   and is being retained during the current year.
                                                                   Age.  fifty-eight.

Name                         Director        Other
----                         Since           Offices Held
                             --------        with Company          Age and Business Experience
                                             ------------          ---------------------------
                                                                   .
Directors continuing in office with terms expiring at the 2003 Annual Meeting

Hedley Howard                1999            General  Manager  of  Mr.  Hedley  Howard was elected a director and was
                                             MPAL                  also appointed  General  Manager of MPAL in August
                                                                   1999.  Mr.  Howard  has  been a  director  of MPAL
                                                                   since  1997.  Mr. Howard  joined  MPAL in 1969 and
                                                                   has held a variety of  positions,  the most recent
                                                                   of  which  were   Deputy   General   Manager   and
                                                                   Controller of Finance.  Age fifty-nine.

Donald V. Basso              2000            Audit Committee       Mr.  Donald V.  Basso,  was  elected a director of
                                                                   the  Company  in 2000.  Mr.  Basso has served as a
                                                                   consultant  and  Exploration  Manager  for  Canada
                                                                   Southern  Petroleum  Ltd. from October 1997 to May
                                                                   2000 . He also served as a consultant to Ranger Oil
                                                                   & Gas Ltd.  during  1997.  From 1995 to 1997,  Mr.
                                                                   Basso  served  as  Exploration  Manager  for Guard
                                                                   Resources   Ltd.  Mr.  Basso  has  over  40  years
                                                                   experience  in the  oil and  gas  business  in the
                                                                   United  States,  Canada and the Middle  East.  Age
                                                                   sixty-four.

-----------------
* All of the named companies are engaged in oil, gas or mineral exploration and/or development, except where noted.

         All officers are elected annually and serve at the pleasure of the Board of Directors. No family relationships exist between any of the directors or officers.

                                   COMMITTEES

         The only standing committee of the Board is the Audit Committee, which is comprised of Messrs. Basso, McCann and Pettirossi. The principal functions of the Audit Committee are: (1) to meet or otherwise communicate with the Chief Financial Officer and those assisting him and request these individuals to undertake such projects and provide such information as the Audit Committee deems appropriate; (2) to approve the engagement or discharge of the Company's independent auditors, meet with such auditors at least twice a year and scrutinize their performance; (3) to require documentation relating to periodic reports, statements and filings with regulatory agencies to determine that appropriate review of such material has been made, as provided in the Company's policies, by qualified individuals such as outside legal counsel, independent auditors, the Chief Executive Officer, and other individuals as necessary; (4) to require counsel regularly to advise the Committee as to current legal requirements applicable to the Company; and (5) to report regularly to the Board as to the Company's accounting policies and procedures and compliance therewith.

         The Board has no standing nominating, compensation or stock option committees. The functions that would be performed by such committees are performed by the full Board.

         Six meetings of the Board and two meetings of the Audit Committee were held during the year ended June 30, 2001. No director attended less than 75% of the aggregate number of meetings held by the Board and the committee on which he served.


            REPORT OF THE AUDIT COMMITTEE ADDRESSING SPECIFIC MATTERS

         On October 29, 1999, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company (See Exhibit A). Each member of the Audit Committee is an "independent director" for purposes of NASD Marketplace Rule 4200(a)(14).

         In connection with the preparation and filing of the Company's audited financial statements for the fiscal year ended June 30, 2001 (the "audited financial statements"), the Audit Committee performed the following functions:

                  The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors. The review included a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments; and the clarity of disclosures in the forward looking statements.

                  The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communications With Audit Committees").

                  The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions With Audit Committees"), and discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the auditors' nonaudit services to the Company, if any, with the auditors' independence.

         Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the U.S. Securities and Exchange Commission. The Audit Committee and the Board have also recommended subject, to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

                                 AUDIT COMMITTEE
                                 Donald V. Basso
                                  Walter McCann
                              Ronald P. Pettirossi

                             ADDITIONAL INFORMATION
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. James R. Joyce, who is President and Chief Executive Officer of the Company, and each of the most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal year 2001 (collectively, the "Named Executive Officers").

       ==========================================================================================================
                                              Summary Compensation Table
       ==========================================================================================================
                                                                                Long Term          All Other
                                                                               Compensation       Compensation
                                                    Annual Compensation           Awards              ($)
       ========================================= ========================== =================== =================
       Name and Principal Position                                              Securities
                                                                                Underlying
                                                    Fiscal       Salary        Options/SARs
                                                     Year          ($)             (#)
       ========================================= ============= ============ =================== =================
       ========================================= ============= ============ =================== =================
       James R. Joyce (1)                            2001        152,500            -                22,875 (2)
       President, Chief Financial                    2000         75,000         150,000             11,250 (2
       Officer, and a director of the Company        1999           -               -                   -
       ========================================= ============= ============ =================== =================
       Hedley Howard                                 2001        146,000                             31,600 (3)
       Director and General Manager - MPAL and       2000        185,000         100,000             52,800 (4)
       a director of the Company
       ==========================================================================================================

(1) Fees paid to G&O'D INC for Mr. Joyce's services only and related overhead in fiscal years 2000 and 1999 were $99,113 and $154,688 respectively. Effective January 1, 2000, Mr. Joyce, became a paid officer of the Company. Previously, Mr. Joyce had received fees through his firm of G&O'D Inc. Mr. Joyce's three year employment contract provides that he will receive an annual salary of $150,000 (with annual $5,000 increases), an annual 15% contribution to a pension plan and be reimbursed for certain office expenses. See "Certain Business Relationships and Transactions" below.

(2)      Payment to a SEP-IRA pension plan.

(3)      Payment to pension plan

(4)      Payment to pension plan - $34,900, and payment in lieu of vacation -
         $17,900.

         Defined Benefit or Actuarial Plan Disclosure
         --------------------------------------------

         Under the terms of MPAL's funded pension plan, Mr. Howard will receive a lump sum payment from an insurance carrier upon his retirement which will be a multiple of his base salary for his highest average salary over three consecutive years. Based on Mr. Howard's annual average salary for the three years ended June 30, 2001, such lump sum payment would have been $837,000 if he retired at June 30, 2001.

         Messrs. Donald V. Basso, Timothy L. Largay, Walter McCann and Ronald P. Pettirossi are each paid director's fees of $25,000 per annum.

         Under the Company's medical reimbursement plan for all outside directors, the Company reimburses certain directors the cost of their medical premiums, up to $500 per month. During fiscal 2001, the cost of this plan was $17,106.

Stock Options

         The following table provides information about unexercised stock options held by the Named Executive Officers at the end of fiscal year 2001. No options were granted or exercised during the fiscal year 2001.

=======================================================================================================================
                             Aggregated Option/SAR Exercises in Fiscal 2001 and June 30, 2001
                                                Option/SAR Values Table
-----------------------------------------------------------------------------------------------------------------------
                              Number of                                                             Value of
                             Securities                               Number of                   Unexercised
                             Underlying                              Unexercised                  In-The-Money
                              Options/                              Options/SARs                  Options/SARs
                            SARs Granted         Value          at 2001 Year-end (#)          at 2001 Year-end ($)
                                 (#)          Realized ($)
------------------------- ------------------ --------------- ------------ --------------- -------------- --------------
          Name                                               Exercisable  Unexercisable    Exercisable   Unexercisable
------------------------- ------------------ --------------- ------------ --------------- -------------- --------------
James R. Joyce                  176,000            -            176,000         -               -              -
------------------------- ------------------ --------------- ------------ --------------- -------------- --------------
Hedley Howard                   120,000            -             53,333       66,667            -              -
=======================================================================================================================


Employment Agreement

         Effective January 1, 2000, the Company entered into a three-year employment agreement with Mr. James R. Joyce. The agreement provides for him to be employed as the President and Chief Executive Officer of the Company at a base salary of $150,000 per annum, with annual $5,000 increases in base salary, an annual contribution of 15% of the base salary to a SEP/IRA pension plan for Mr. Joyce's benefit, and the reimbursement of certain office expenses. The employment agreement may be terminated for cause (as defined in the agreement), on three months notice by the Company without cause, by Mr. Joyce's resignation or upon a change in control of the Company (as defined in the agreement). Upon a termination without cause or upon a change in control, Mr. Joyce will be entitled to payment of the balance of salary payments due for the term of the agreement.


Compensation Committee Interlocks and Insider Participation

         The only officers or employees of the Company or any of its subsidiaries, or former officers or employees of the Company or any of its subsidiaries, who participated in the deliberations of the Board concerning executive officer compensation during the fiscal year ended June 30, 2001 were Messrs. Hedley Howard, James R. Joyce and Timothy L. Largay. At the time of such deliberations, Messrs. Howard and Joyce were directors of the Company and MPAL. Mr. Largay was a director of the Company. Neither Mr. Joyce nor Mr. Howard participated in any discussions or deliberations regarding their own compensation. Mr. Largay does not receive any compensation for his services as Secretary.

Compensation Committee Report

         The Company does not maintain a compensation committee; compensation decisions are made by the Board of Directors as a whole. The compensation of each of the Company's executive officers over the past several years has been determined as discussed below. In establishing compensation, the Company has considered the value of the services rendered, the skills and experience of each executive officer, the Company's circumstances and other factors. The Board did not establish specific guidelines governing last year's compensation for executive officers, and there was no specific relationship between corporate performance and the compensation of executive officers in the fiscal year ended June 30, 2001.

         Mr. Howard's compensation was determined by the independent directors of MPAL. Consistent with its usual practice on compensation of MPAL employees, the Board of Directors of the Company did not intervene in that determination. The Company for several years maintained an arrangement with G&O'D INC whereby G&O'D was compensated for its services on an hourly basis, including Mr. Joyce's services as President and Chief Financial Officer of the Company. Statements for such services were submitted to the Company's directors for review and approval. Effective January 1, 2000, Mr. Joyce became a paid officer of the Company and receives a salary in lieu of fees for his services.


                 Donald V. Basso                          Hedley Howard
                 James R. Joyce                           Timothy L. Largay
                 Walter McCann                            Ronald P. Pettirossi

Tax Deductibility of Compensation

         At this time, the Company does not expect that the Revenue Reconciliation Act of 1993 will have any effect on the Company's executive compensation because it is not likely that the compensation paid to any executive will exceed $1 million.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements.

Certain Business Relationships and Transactions

         G&O'D INC
         ---------

         During the year ended June 30, 2001, $38,900 was paid or accrued for providing accounting and administrative services, office facilities and support staff to the Company by G&O'D, a firm owned by Mr. James R. Joyce, President and Chief Financial Officer. G&O'D's fees are based on the time spent in performing these services to the Company. Effective January 1, 2000, Mr. Joyce became a paid officer of the Company and receives a salary in lieu of fees for his services.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Common Stock owned beneficially as of October 1, 2001 by each director (or nominee director) and each Named Executive Officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                                                         Amount and Nature of
                                                         --------------------
  Name of Individual or Group                            Beneficial Ownership*            Percent of Class
  ---------------------------                            ---------------------            ----------------
                                                         Shares        Options
                                                         ------        -------
   Donald Basso                                          1,000               -                   **
   Hedley Howard                                        31,646         120,000                   **
   James R. Joyce                                      107,585         176,000                   **
   Timothy L. Largay                                     3,000         145,000                   **
   Walter McCann                                        59,368          95,000                   **
   Ronald P. Pettirossi                                  1,500          95,000                   **
   Directors and Executive Officers as a
     Group (a total of 7)                              204,099         631,000                  3.4%


   * Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed.
   ** The percent of class owned is less than 1%.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2002. Ernst & Young LLP and its predecessor have been the Company's independent auditors for many years. Although ratification by stockholders is not required by any applicable law, the Board requests that stockholders ratify this appointment. The proxy permits a stockholder to vote for, to vote against, or to abstain from voting for the ratification of the appointment of auditors. If no specification is indicated, the shares will be voted in favor of ratifying the appointment of Ernst & Young LLP. If ratification is not obtained, the Board will reconsider the appointment. Representatives of Ernst & Young LLP will not be present at the Annual Meeting. Fees paid to Ernst & Young LLP by the Company for the year ended June 30, 2001 were as follows:

 Audit fees                                                $70,001
 Financial information systems, design and
 implementation fees                                             -
 All other fees                                                  -
                                                           -------
 Total fees                                                $70,001
                                                           =======



               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE "FOR" PROPOSAL 2.


                                  OTHER MATTERS

         If any other matters are properly presented to stockholders for a vote at the meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters which will be presented to stockholders for consideration at the meeting other than the matters referred to in Proposals 1 and 2.


                           VOTE REQUIRED FOR APPROVAL

         Each outstanding share of Common Stock is entitled to one vote. Article Twelfth of the Company's Certificate of Incorporation provides that:

         "Any matter to be voted upon at any meeting of stockholders must be approved, not only by a majority of the shares voted at such meeting (or such greater number of shares as would otherwise be required by law or this Certificate of Incorporation), but also by a majority of the stockholders present in person or by proxy and entitled to vote thereon; provided, however, except and only in the case of the election of directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority. When shares are held by members or stockholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of stockholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one stockholder for the purposes of this Article."

         The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying the last sentence of Article Twelfth.

         Only stockholders of record are entitled to vote; beneficial owners of Common Stock of the Company whose shares are held by brokers, banks and other nominees (such as persons who own shares in "street name") are not entitled to a vote for purposes of applying the provision relating to the vote of a majority of stockholders. Each stockholder of record is considered to be one stockholder, regardless of the number of persons who might have a beneficial interest in the shares held by such stockholder. For example, assume XYZ broker is the stockholder of record for ten persons who each beneficially own 100 shares of the Company, eight of these beneficial owners direct XYZ to vote in favor of a proposal and two direct XYZ to vote against the proposal. For purposes of determining the vote of the majority of shares, 800 shares would be counted in favor of the proposal and 200 shares against the proposal. For purposes of determining the vote of a majority of stockholders, one stockholder would be counted as voting in favor of the proposal.

         The holders of thirty-three and one third percent (33 1/3%) of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In counting the number of shares voted, broker nonvotes and abstentions will not be counted and will have no effect. In counting the number of stockholders voting, (i) broker nonvotes will have no effect and (ii) abstentions will have the same effect as a negative vote or, in the case of the election of directors, as a vote not cast in favor of the nominee.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, on the Company's Common Stock with the returns on companies in the NASDAQ Index and an Industry Group Index (Media General's Independent Oil and Gas Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

[OBJECT OMITTED]

       -------------------------------------------------------------------------------------------------------------------
                                          1996          1997          1998           1999          2000          2001
       -------------------------------------------------------------------------------------------------------------------
       Magellan Petroleum                 100.00        62.50          41.07        39.29           36.60          30.57
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       Industry Index                     100.00       113.41          98.05        99.72          124.65         133.22
       ------------------------------ ------------- ------------- -------------- ------------- ------------- -------------
       Broad Market                       100.00       120.46         159.68        223.77         336.71         186.46
       -------------------------------------------------------------------------------------------------------------------


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The Company knows of no person that owns beneficially more than 5% of the outstanding Common Stock of the Company.

                             SOLICITATION OF PROXIES

         The entire expense of preparing and mailing this proxy statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors and solicitors, public relations, transportation and litigation) will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the Company or certain of its employees by telephone, telegram and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has retained the firm of Morrow & Co., to assist in the distribution of proxy solicitation materials for an estimated fee of $6,500 plus out-of-pocket expenses. The cost of the proxy solicitation will be borne by the Company.

         Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

                              STOCKHOLDER PROPOSALS

         Stockholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2002 Annual Meeting of Stockholders must submit the proposal on or before June 14, 2002.

         Notice of Business to be Brought Before a Stockholders' Meeting

         If a stockholder wishes to present a proposal at the Company's 2002 Annual General Meeting of Stockholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company prior to one of two deadlines set forth in the Company's By-Laws.

         If a stockholder's proposal relates to business other than the nomination of persons for election to the board of directors, Article II,
Section 2.1 applies.

         Article II, Section 2.1, of the Company's By-Laws provides in part that,

                  "At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty
         (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

         Each such notice shall set forth:

                  (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

                  (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

                  (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

                  To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the corporation if elected.

                  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         To be timely under this By-Law, a stockholder notice must be received no earlier than September 4, 2002, but no later than October 4, 2002, which is the time period not less than 60 days nor more than 90 days prior to the first anniversary of this year's Annual General Meeting of Stockholders.

         All stockholder proposals should be submitted to the Secretary of Magellan Petroleum Corporation at 149 Durham Road, Oak Park - Unit 31, Madison, CT 06443. The fact that a stockholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's By-Laws and the proxy rules relating to such inclusion.

        THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001 FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY, 149 DURHAM ROAD,OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443, ATTENTION: MR.JAMES R. JOYCE.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                   By Order of the Board of Directors,

                                   Timothy L. Largay
                                   Secretary

Dated:  October 12, 2001

                                    Exhibit A


                         MAGELLAN PETROLEUM CORPORATION
                             Audit Committee Charter

Organization

         The audit committee of the board of directors shall be comprised of three directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

Statement of Policy

         The audit committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditor and the financial management of the Company.

Responsibilities

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.
         In carrying out these responsibility, the audit committee will:
               o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate.

               o Review and recommend to the directors, the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

               o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

               o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

               o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payment, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the Code of Conduct.

               o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

               o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

               o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

               o Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statement to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decision made in preparing the financial statements.

               o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

               o Review accounting and financial human resources and succession planning within the Company.

               o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

               o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

               o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

               o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                         MAGELLAN PETROLEUM CORPORATION
                ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 3, 2001

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned holder of shares of common stock of MAGELLAN PETROLEUM CORPORATION, a Delaware corporation (hereinafter referred to as the Company) does hereby constitute and appoint JAMES R. JOYCE AND TIMOTHY L. LARGAY or either of them, as proxies, with full power to act without the other and with full power of substitution, to vote the said shares of stock at the Annual Meeting of Stockholders of the Company to be held on Monday, December 3, 2001 at 1:00 P.M., local time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827, at any adjourned or postponed meeting or meetings thereof, held for the same purposes, in the following manner:

   UNLESS DIRECTED TO THE CONTRARY BY SPECIFICATION IN THE SPACES PROVIDED, THE SAID INDIVIDUALS ARE HEREBY AUTHORIZED AND EMPOWERED BY THE UNDERSIGNED TO VOTE FOR PROPOSALS 1 AND 2 AND ARE GIVEN DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTERS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AND WHICH MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

              This proxy must be signed exactly as the name appears herein. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Unless otherwise indicated on this proxy card or by accompanying letter, the undersigned represents that in executing and delivering this proxy he is not acting in concert with any other person for the purposes of Article Twelfth of the Certificate of Incorporation as described in the Company's proxy statement.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 (Continued and to be signed on the other side)

        Please mark your
        votes as In this
        example

    THE BOARD OF DIRECTORS RECOMMEND A VOTE " FOR" PROPOSALS 1 AND 2.


         FOR          WITHHELD                       FOR   AGAINST  ABSTAIN
        [   ]          [    ]                       [   ]   [   ]    [   ]

1.  Election of  Nominees:  Walter McCann       2. Ratification of Auditors
      Directors             Ronald P. Pettirossi   (page 10)

     (Proxy Statement page 2)
   For all except the following nominee(s)

   -------------------------------















 SIGNATURE_______________ DATE _________ SIGNATURE____________ DATE____________
                                                   IF HELD JOINTLY
    NOTE: Please sign this proxy as name(s) appears above and return promptly to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, whether or not you plan to attend the meeting.